Filed under Rules 497(e) and 497(k)
Registration Nos. 333-11283
333-111662
333-32798
033-08021
033-06502

SunAmerica Series, Inc.

AIG Focused Dividend Strategy Fund

AIG Strategic Value Fund

AIG Active Allocation Fund

AIG Multi-Asset Allocation Fund

AIG Select Dividend Growth Fund

SunAmerica Specialty Series

AIG Commodity Strategy Fund

AIG Focused Growth Fund

AIG Focused Alpha Large-Cap Fund

AIG Income Explorer Fund

AIG Small-Cap Fund

AIG ESG Dividend Fund

SunAmerica Senior Floating Rate Fund, Inc.

AIG Senior Floating Rate Fund

SunAmerica Equity Funds

AIG International Dividend Strategy Fund

AIG Japan Fund

SunAmerica Income Funds

AIG Flexible Credit Fund

AIG Strategic Bond Fund

AIG U.S. Government Securities Fund

(each, a “Fund”)

Supplement dated April 1, 2019

to each Fund’s Summary Prospectus and Prospectus, as supplemented and amended to date

Effective immediately, in the section of each Summary Prospectus entitled “Fees and Expenses of the Fund,” the first sentence of footnote 1 to the table is deleted in its entirety and replaced with the following:

Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within one year of purchase.

In the section of the Prospectus entitled “Shareholder Account Information – Calculation of Sales Charges,” the paragraph under the heading “Investments of $1 million or more” is deleted in its entirety and replaced with the following:

Investments of $1 million or more: Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on any shares you sell within one year of purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ALLPROSUP-exMM_040119 ALLSUMPROSUP-exMM_040119